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                     FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C
                    SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 1997



The following paragraph replaces the first paragraph under "Death Benefit During the Accumulation Period" on page 17:

    "If the Annuitant dies prior to the Annuity Commencement Date, First Investors Life will pay a Death Benefit to the Beneficiary designated by the Contractowner upon receipt of a death certificate or similar proof of the death of the Annuitant. The value of the Death Benefit will be determined as of the Valuation Date on the date on which written notice of death is received by First Investors Life at its Executive Office or other designated office."



The following replaces footnote (3) to the Fee Table on page 4:

"(3) If certain fees and expenses were not waived or reimbursed, Total Fund Operating Expenses would have been 1.11% for Cash Management Fund, 0.94% for Government Fund, 0.88% for Investment Grade Fund, 0.82% for Target Maturity 2007 Fund, 0.86% for Utilities Income Fund and are estimated to be 0.98% for Target Maturity 2010 Fund. Each Fund, other than International Securities Fund, has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Fund Operating Expenses."

FICSEPC                                                           July 14, 1997